管理及顾问服务协议

Agreement for Management and Consulting Services

管理及顾问服务协议（以下简称“协议”）于 2018 年 8 月 20 日在中国深圳签订。

This agreement for management and consulting services (hereinafter referred to as “agreement”) is signed in Shenzhen, China on August 20, 2018

甲方：深圳云股汇科技有限公司

Party A: Shenzhen Yunguhui Technology Co., Ltd

系一家于广东深圳市注册成立的全资“外商独资企业”

A “wholly foreign-owned enterprise” incorporated in Shenzhen, Guangdong

统一社会信用代码：91440300MA5F0JEN9B

Unified social credit code: 91440300MA5F0JEN9B

注册地址是：深圳市南山区招商街道南海大道以西鹏基时代创业园花样年美年广场 5 栋 B561

Registered address: B561, NO. 5 Building, Fantasia MIC Plaza, Pengji Times Pioneer Park, West of Nanhai Avenue, Zhaoshang Sub-district, Nanshan District, Shenzhen

乙方：1. 江玉生，中国公民，身份证号码：340803197907242335

Party B: 1 Jiang Yusheng, a Chinese citizen, ID No.: 340803197907242335

丁勇，中国公民，身份证号码：340802198110140823

Ding Yong, a Chinese citizen, ID No.: 340802198110140823

以上两方共同持有安徽云股汇网络科技有限公司（以下简称：“云股汇公司”）100%的股份。

The above two parties jointly hold 100% shares of Anhui Yunguhui Network Technology Co., Ltd (hereinafter referred to as “Yunguhui”).

2. 云股汇公司是一家依照中国法律在中国境内成立并有效存续的企业。

2. Yunguhui is an enterprise incorporated in China and validly existing in accordance with laws of the People’s Republic of China

统一社会信用代码：91340800MA2NUMD160

Unified social credit code: 91340800MA2NUMD160

注册地址：安徽省安庆市高新区皇冠路 8 号

Registered address: 8 Huangguan Road, High-tech Industry Development Zone, Anqing City, Anhui Province

鉴于：

Whereas:

1、乙方包括云股汇公司及持有云股汇公司全部发行股份的全体股东，在本协议中，云股汇公司及其股东（包括范振宝、童祝枝）作为协议共同的一方。

1. Party B includes Yunguhui and the shareholders holding all outstanding shares of Yunguhui. In this agreement, Yunguhui and its shareholders (including Jiang Yusheng and Ding Yong) are a joint party.

2、甲方系一家依照中华人民国法律在中国境内登记成立并有效存续的外商独资公司，

2. Party A is an exclusively foreign-owned enterprise incorporated in China and validly existing in accordance with laws of the People's Republic of China.

3、乙方聘请甲方为其公司独家的管理及顾问服务机构。服务内容包括独家管理及顾问、客户管理及市场推广咨询、企业管理及咨询、财务咨询、员工培训等。

3. Party B employs Party A as its exclusive management and consulting services agency. The content of services includes exclusive management and consulting, customer management and marketing consultation, enterprise management and consultation, financial consulting and employee training etc.

4、甲方同意作为独家的管理及顾问服务机构为乙方提供服务。

4. Party A agrees to provide services for Party B as an exclusive management and consulting services agency.

依据《中华人民共和国公司法》及有关法律规定，经双方在平等互利、友好协商的前提下，双方就保护达成如下协议：

In accordance with the Company Law of the People's Republic of China and other relevant laws and regulations, both parties have concluded the following agreement through friendly consultation in the principles of equality and mutual benefit:

1、声明、陈述与保证

1. Statement and Commitment

甲乙双方互相向对方声明、陈述和保证如下：

Party A and Party B mutually give the following statement and commitment to the other party:

（1） 其有资质从事本协议项下之合作，而该合作符合其经营范围之规定；

(1) It is qualified for cooperation hereunder, and the cooperation is within its scope of business;

（2） 其授权代表已获得充分授权可代表其签署本协议；

(2) Its authorized representative is fully authorized for execution of this agreement on its behalf;

（3） 其有能力履行其于本协议项下之义务；并且该等履行义务的行为不违反任何对其有约束力的适用法律的限制，也不会侵犯任何第三方之合法权益。

(3) It has the capability to fulfill its obligations hereunder, and such fulfillment is not in violation of any binding applicable laws and will not infringe upon legal rights of any third party.

（4） 任何一方违反了上述声明、陈述和保证即被视为违反了本协议的约定，应按本协议的规定承担违约责任。

(4) Either party breaching the above statement and commitment will be treated as breach of this agreement, and shall assume the liability for breach as agreed herein.

2、服务周期：

2. Term of Services

本协议服务期限在甲方认为需要终止时或乙方公司不可再续存的情况下，方可终止。（但双方合同附件另行明确承诺的情况除外。）

The term of services hereunder shall be terminated when Party A deems necessary for termination or Party B does not survive any more (unless otherwise explicitly committed by both parties in attachment hereto).

3、服务费用：

3. Services Fee

考虑到甲方提供的以上服务，乙方应支付与云股汇公司的税前所得利润等额的商标技术授权费予甲方。

In consideration of the above-mentioned services offered by Party A, Party B shall pay to Party A trademark and technology licensing fee equal to pre-tax profit of Yunguhui.

商标技术授权费如下：

The trademark and technology licensing fee is described below:

（1）本协议期间，管理及顾问服务费应等额于云股汇公司的税前所得，也就是每月收入扣除运营成本、费用和税费（所得税除外）的所得。

(1) During the term of this agreement, management and consulting services fee shall be equal to pretax profit of Yunguhui, namely monthly income deducted by operating costs, expenses, taxes and dues (except income tax).

（2）如税前所得为零，云股汇公司无须支付管理及顾问服务费。如发生亏损，结转至次月，抵减次月的技术授权费。

(2) If pre-tax profit is zero, Yunguhui is not required to pay management and consulting services fee. Any losses shall be carried over to the next month for reduction of technology licensing fee in the next month.

（3）乙方应在次月 25 号前支付本月的管理及顾问服务费。

(3) Party B shall pay management and consulting services fee of the current month before the 25th day of the next month.

（4）上述每月管理及顾问服务费应在每季度末之后纳税申报表之前调整一

次（季度调整），使云股汇公司该季度的税后利润为零。

(4) The above-mentioned monthly management and consulting services fee shall be adjusted prior to submission of tax return after the end of each quarter (quarterly adjustment) to make seasonal after-tax profit of Yunguhui zero.

（5）上述每月管理及顾问服务费应在每个会计年度末后、年度纳税申报表之前进行调整（年度调整），使云股汇公司的年度税后利润为零。

(5) The above-mentioned monthly management and consulting services fee shall be adjusted after the end of each financial year and before submission of annual tax return (annual adjustment) to make annual after-tax profit of Yunguhui zero.

4、效力

4. Validity

本协议由双方授权代表签字、盖章后生效。

This agreement shall become valid upon signature and seal by authorized representatives of both parties.

5、违约责任

5. Liability for Breach

协议期间，违反本协议的任一条款即视为违约，违约方需承担因违约而造成非违约方的损失。

During the term of this agreement, violation of any provisions hereof shall be treated as breach of contract, and the breaching party shall bear losses of the non-breaching party caused by such breach.

6、不可抗力

6. Force Majeures

任何一方如因不可抗力而未能履行合同或合同的部分条款，不应认定为违约。受影响的一方，需第一时间收集不可抗力的证据，因不可抗力而未能履行合同导致的后果由双方协商解决。

Failure of either party to fulfill provisions hereof in part or in whole due to force majeures shall not be treated as breach of contract. The affected party shall timely collect proof of such force majeures, and the consequences of nonperformance caused by force majeures shall be solved by both parties through consultation.

7、适用法律

7. Applicable Laws

协议的订定执行以及争议的解决适用于中华人民共和国的相关法律和法规。

Conclusion and execution of the agreement and resolution of disputes shall be governed by laws and regulations of the People's Republic of China.

8、争议解决

8. Dispute Resolution

因本协议而产生的任何争端应首先通过友好协商解决。如果通过协商没有解决，任何一方均有权将争议提交给中国国际经济贸易仲裁委员会。仲裁地点是北京。仲裁裁决是最终结果并对双方具有约束力。

Any dispute arising from this agreement shall firstly be solved through friendly consultation, or submitted by either party to China International Economic and Trade Arbitration Commission if consultation fails. The place of arbitration is Beijing. The arbitration award shall be final and binding upon both parties.

9、保密条款

9. Confidentiality

（1）无司法当局或政府部门的法律要求或协议另一方同意，协议双方应令有权接触和了解本协议条款的雇员或代表严格保密，不得向第三方透露任何条款，否则该一方或人员应承担相应的法律责任。

(1) Without legal requirement of judicial authorities or government departments or permission of the other party, both parties shall cause its employees or representative with access to this agreement to keep it strictly confidential and not to disclose any provisions hereof to any third party; otherwise, the disclosing party or its personnel shall assume the corresponding legal liability.

（2）第一条保密义务不因本协议终止而终止。

(2) The obligation of confidentiality as described in the preceding clause shall not be terminated for termination of this agreement.

10、可分性条款

10. Severability

（1）由于法律和条例而导致本协议的任何某一条款无效或无法执行，则本条款无效，但不影响剩余其他条款的效力。

(1) If any provisions hereof are held invalid or unenforceable according to laws and regulations, the provisions shall be invalid, but validity of other provisions hereof shall not be affected.

（2）在前一段的情况下，当事人双方应通过友好协商，尽快准备补充协议以取代无效条款。

(2) Under the circumstance as described in the preceding clause, both parties shall timely supplement the agreement for substitution of the invalid provisions through friendly consultation.

11、不可转移条款

11. Non-transfer

除非本协议具体规定，无另一方的事先书面同意，任何一方均不得分派本协议中的任何权利和义务给第三方，也不得为第三方提供担保或类似行为。

Unless otherwise specified herein, neither party is allowed to transfer any rights and obligations hereunder to any third party, provide guarantee for any third party or conduct any similar behaviors without prior written permission of the other party.

12、其他事项

12. Miscellaneous

（1）因执行本协议和商标技术授权期间而产生的所有税费，应依照法律法规由缔约双方分别承担。

(1) All taxes and dues arising from this agreement, trademark and technology licensing hereunder shall be borne by both parties respectively according to laws and regulations.

（2）在本协议生效后由双方达成的任何修订应成为本协议的整体组成部分，并具有同等的法律效力。在修订与本协议不一致的情况下，应以修订为准。 如有多次修正的情况下，以最新修订日期为准。

(2) Any revision concluded by both parties after validation of this agreement shall be an integral part of the agreement with equal legal effect. In case of inconsistency between the revision and the agreement, the revision shall apply. Under

the condition of multiple revisions, the latest revision shall prevail.

（3）本协议有中英文两个版本，在出现冲突的情况下，以中文版本为准。中文和英文版本原件各 4 份。双方各持中英文各一份，其余将用于政府注册或为其他必要的批准用途

(3) This agreement is made in Chinese and English. In case of inconsistency between both versions, the Chinese version shall apply. The agreement is made in 4 originals of the Chinese and English versions respectively. Both parties shall each hold one original, with the remaining originals to be used for governmental registration or other necessary approved purposes.

（4）该协议自双方签订之日起执行。

(4) This agreement shall become valid upon signature by both parties.

甲方：

Party A:

法定代表人：江玉生

Legal representative:

日期：2018.08.20

Date:

乙方：江玉生

Party B: 丁男

日期：2018.08.20

Date: